SCUDDER
INVESTMENTS(SM)
[LOGO]

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BOND/TAX FREE
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Scudder Limited Term
Tax Free Fund
Fund #044

Semiannual Report
November 30, 1999

The fund seeks as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      12   Investment Portfolio

                      16   Financial Statements

                      19   Financial Highlights

                      20   Notes to Financial Statements

                      23   Officers and Trustees

                      24   Investment Products and Services

                      26   Scudder Solutions

Scudder Limited Term Tax Free Fund
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ticker symbol SCLTX                                              fund number 044
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Date of Inception:    o    In an environment of rising interest rates, Scudder
2/15/94                    Limited Term Tax Free Fund posted a total return of
                           -0.01% for its most recent semiannual period ended
Total Net Assets:          November 30, 1999. The fund's return compares with
$84 million                the -0.05% average performance of the fund's peers
                           over the same period, according to Lipper.

                      o As of November 30, 1999, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 3.98%, equivalent to a 6.59% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

                      o Scudder Limited Term Tax Free Fund received an overall Morningstar Rating(TM) of four stars (above average) out of 1610 tax free funds as of November 30, 1999.*



* Morningstar proprietary rankings reflect historical risk-adjusted performance as of November 30, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received five stars for the three-year period and four stars for the five-year period. The top 10% of funds in the broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1610 and 1330 funds in its broad asset class for the three- and five-year periods, respectively.

Letter from the Fund's President

Dear Shareholders,

The Federal Reserve, while placing a high priority on maintaining a generous level of liquidity in the financial system in the face of uncertainty over the Y2K date change, helped to push up interest rates and keep the bond market in retreat during Scudder Limited Term Tax Free Fund's most recent semiannual period ended November 30, 1999. Over the six-month period, the fund returned -0.01%. Despite the just-negative posting, two positive aspects of the fund's performance should be noted: First, the fund's 30-day SEC yield increased from 3.38% on May 31, 1999, to 3.98% as of November 30. And its November 30 yield was equivalent to a taxable yield of 6.59% for investors in the 39.6% tax bracket. Second, the fund continues to display competitive longer-term performance. Over the three- and five-year periods ended November 30, the fund placed in the top one third of similar high yield municipal bond funds as ranked by Lipper. For more information concerning the fund's investment environment and portfolio strategy, as well as the outlook for the municipal bond market over the coming months, please read the Portfolio Management Discussion that begins on page 9.

It should be noted that Daniel Pierce retired in June 1999 as President of Scudder Limited Term Tax Free Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Please call a Scudder Investor Information representative at 1-800-SCUDDER or go to our Web site at www.scudder.com if you have questions about your fund. Page 26 provides more information on how to contact Scudder. Thank you for choosing Scudder Limited Term Tax Free Fund to help meet your investment needs.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Limited Term Tax Free Fund

Performance Update
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                                                               November 30, 1999
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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


                         Scudder              Lehman
                         Limited              Brothers
                         Term Tax             Municipal
                         Free Fund            Bond Index (3 Year)*

                     2/94*      10000        2/94*      10000
                      '94        9972         '94       10040
                      '95       10932         '95       10932
                      '96       11427         '96       11459
                      '97       12007         '97       12013
                      '98       12632         '98       12694
                      '99       12752         '99       12997

                     Yearly periods ended November 30




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Fund Index Comparison
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                                  Total Return
                                   Growth of                             Average
Period ended 11/30/1999             $10,000        Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Limited Term Tax Free Fund
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1 year                        $ 10,095                 .95%                .95%

5 year                        $ 12,787               27.87%               5.04%

Life of Fund**                $ 12,752               27.52%               4.29%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (3 Year)*
--------------------------------------------------------------------------------

1 year                        $ 10,239                2.39%               2.39%

5 year                        $ 12,945               29.45%               5.30%

Life of Fund**                $ 12,997               29.97%               4.66%



* The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

** The Fund commenced operations on February 15, 1994. Index comparisons begin
   February 28, 1994.

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Returns and Per Share Information
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING FUND AND INDEX
TOTAL RETURN (%)

BAR CHART DATA:



                                            Lehman Brothers
          Scudder Limited                   Municipal Bond
         Term Tax Free Fund                 Index (3 Year)*

          1994** - 0.27                     1994** - 1.33
            1995 - 9.62                       1995 - 8.88
            1996 - 4.53                       1996 - 4.83
            1997 - 5.08                       1997 - 4.83
            1998 - 5.21                       1998 - 5.67
            1999 - 0.95                       1999 - 2.39

                 Yearly periods ended November 30


                           1994**    1995     1996     1997    1998     1999
--------------------------------------------------------------------------------
Fund Total                   .27     9.62     4.53     5.08    5.21      .95
Return (%)

Index Total                 1.33     8.88     4.83     4.83    5.67     2.39
Return (%)

Net Asset Value ($)        11.54    12.06    12.04    12.11   12.23    11.78

Income                       .43      .56      .53      .52     .50      .50
Dividends ($)

Capital Gains                 --      .01      .02      .01      --      .07
Distributions ($)



* The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect fees or expenses.

** The Fund commenced operations on February 15, 1994. Index comparisons begin
   February 28, 1994.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

Portfolio Summary
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                                                               November 30, 1999


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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW

    Core Cities/Lease           24%                          The fund is broadly
                                                               diversified, with
    Hospital/Health Revenue     11%                          holdings in several
                                                           categories of general
    Electric Utility Revenue    11%                       obligation and revenue
                                                                          bonds.
    State General Obligation     7%

    Industrial Development
    Revenue                      3%

    Transportation/Toll Revenue  3%

    Student Loans                3%

    Sales/Special Tax            2%

    Housing Finance Authority    2%

    Miscellaneous               34%
------------------------------------
                               100%
------------------------------------



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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW

    AAA                         58%                            Overall portfolio
                                                           quality remains high,
    AA                           9%                        with over 65% of fund
                                                       holdings rated AAA or AA.
    A                           29%

    BBB                          4%
------------------------------------
                               100%
------------------------------------
    Weighted average quality: AA


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Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW

    Less than 1 year                9%                      During the period we
                                                            shortened the fund's
    1 to less than 5 years         70%                         average effective
                                                          maturity  to 3.4 years
    5 to less than 8 years         18%                   due to market weakness.

    8 to less than 10 years         3%
--------------------------------------
                               100%
--------------------------------------

    Weighted average effective
    maturity: 3.4 years



For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               November 30, 1999

Dear Shareholders,

During Scudder Limited Term Tax Free Fund's most recent semiannual period, municipal bonds languished along with the rest of the fixed income market as stock indexes soared and the Federal Reserve maintained upward pressure on interest rates. Reflecting the fact that 1999 was one of the most difficult years ever for bonds, the fund posted a -0.01% total return for the six-month period ended November 30, 1999. On the plus side, the fund's tax-free 3.98% 30-day SEC yield as of November 30 was equivalent to a 6.59% yield for investors in the top (39.6%) tax bracket.

In addition, Scudder Limited Term Tax Free Fund received a four-star (above average) rating from Morningstar as of November 30 (see page 2 for additional information), and continues to display competitive long-term performance as ranked by Lipper Analytical Services. As shown in the accompanying table, the fund's average annual total returns placed it in the top one third of similar funds over three- and five-year periods. Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index (3 year).


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Competitive Long-Term Performance
(Average annual returns for periods ended November 30, 1999)
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             Scudder          Lipper
           Limited Term       Average                 Number of
           Tax Free Fund      Annual                   Funds        Percentile
Period        Return          Return    Rank          Tracked         Ranking
--------------------------------------------------------------------------------

1 Year         0.95%           0.89%     15    of        37         Top 40%

3 Years        3.73%           3.38%     11    of        33         Top 30%

5 Years        5.04%           4.61%      6    of        22         Top 27%
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

Slow Retreat for Bonds

During the last half of 1998, bonds were avidly sought as a safe haven following Asia's economic turmoil and the Russian debt default. As the global economy began to stabilize and growth gained a foothold in Europe, Asia, and Latin America, market participants began to worry over possible increases in inflation. By the second half of 1999, the bond market shifted its focus to the Y2K issue, concerned about the effect the date changeover might have on computers and countries around the world. The U.S. Federal Reserve took action of its own to address market concerns, raising interest rates three times from June through November to dampen inflation. The Fed also substantially increased liquidity to keep the financial markets functioning smoothly beyond 1999's close. The Fed's rate increases and a burgeoning money supply -- raising additional inflation fears -- kept bond prices in retreat through the end of the period.

Though most fixed-income investments posted negative returns, municipals managed to outperform Treasuries during the six months ended November 30. The price of an average 10-year AAA-rated municipal bond declined 3.1% over the period, while the price of an average 10-year Treasury bond declined 4.2%.

Portfolio Strategy
Scudder Limited Term Tax Free Fund is designed to deliver tax-free income with below-average price risk through investments primarily in municipal bonds with effective maturities between one and 10 years. The fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax-free bonds. The fund's professional management, economies of scale, liquidity, and ability to diversify its assets continue to offer advantages compared with the holding of individual municipal bonds.

Over the six-month period, the yield curve between two- and ten-year maturities flattened as overall yield levels rose. By the close of the period we had shortened the fund's average maturity to
3.4 years and duration to 2.9 years due to market weakness. Going forward, we plan to concentrate purchases in the four- to five-year range. As we increase our positions in the more attractive part of the yield curve, we will sell blocks of bonds that have generated recognized capital losses where possible in order to offset capital gains. In addition, we continue to purchase primarily premium coupon bonds to provide protection during periods of rising interest rates. The fund also seeks high average quality: As of November 30, 1999, over 65% of fund assets were rated AA or better.

Outlook

Despite the difficult environment for bonds, municipals' high after-tax yields provide attractive value for investors in the highest tax brackets. And two scenarios could provide a considerable boost to bonds over the coming months -- first, when investors become convinced that the Fed has completed its latest round of interest rate increases, they should return to the bond market in appreciable numbers; second, if the U.S. economy slows during the second half of 2000 as some economists are predicting, inflation concerns may subside.

Over the coming months, we will pursue attractive value by weighing the maturity and call characteristics, credit quality, and income potential of each bond we consider adding to the fund's portfolio. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued investments as we seek a high level of tax-free income for our shareholders. Thank you for investing with Scudder.

Sincerely,

Your Portfolio Management Team

/s/Ashton P. Goodfield                                /s/Philip G. Condon
Ashton P. Goodfield                                      Philip G. Condon

Investment Portfolio                         as of November 30, 1999 (Unaudited)
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                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Short-Term Municipal Investments 1.2%
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Indiana 1.2%

Jasper County, IN, Pollution Control Revenue, Northern
    Indiana Public Services, Series C, Daily Demand Note,
    4.5%, 4/1/2019* .....................................  1,000,000   1,000,000

Total Short-Term Municipal Investments (Cost $1,000,000)               1,000,000



--------------------------------------------------------------------------------
Intermediate-Term Municipal Investments 98.8%
--------------------------------------------------------------------------------

Arizona

Central Arizona Water Conservation District:

    Series 1990, 7.5%, Prerefunded 11/1/00, 11/1/2005***    1,000,000   1,050,930

    Series 1991 B, 6.5%, Prerefunded 5/1/01, 11/1/2011***   1,195,000   1,254,296

Arkansas

 Rogers, AR, Sales and Use Tax Revenue, Series 1996,
    5%, 11/1/2015 .......................................     660,000     656,106

California

 Foothill Eastern Transportation Corridor Agency, CA,
    Toll Road Revenue, Series 1995 A, Step-Up Coupon,
    0% to 1/1/2005, 7.05% to 1/1/2009 ...................   1,000,000     792,700

 Sacramento, CA, Cogeneration Revenue,
    Procter & Gamble Project, Series 1995, 7%, 7/1/2004 .   1,000,000   1,085,270

 Colorado

 Boulder County, CO, Industrial Development Revenue,
    May Department Stores, Colorado Project,
    Series 1992, 6.25%, 9/1/2007 ........................   1,250,000   1,283,463

 Delaware

 Delaware State Health Facilities Authorities Revenue,
    Medical Center of Delaware, Series 1989, 7%,
    10/1/2003 (b) .......................................   1,500,000   1,533,420

 District of Columbia

 District of Columbia , General Obligation:

    Series 1993 A, ETM, 5.625%, 6/1/2002** (b) ..........     735,000     755,242

    Series 1993 A, 5.625%, 6/1/2002 (b) .................     765,000     784,607

    Series 1993 D, ETM, 5.25%, 12/1/2003** ..............     935,000     958,020

    Series 1993 D, 5.25%, 12/1/2003 .....................      65,000      66,409

    Series 1999 B, 5.5%, 6/1/2007 (b) ...................   2,000,000   2,050,600

 Florida

 Dade County, FL, Port Authority Revenue, Series 1968 C,
    5.5%, Prerefunded 4/1/2007, 10/1/2007***              4,015,000      4,109,272

The accompanying notes are an integral part of the financial statements.

                                       12


                                                       Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Georgia

Municipal Electric Authority, Power Revenue,
   Series 1991 U, ETM, 6.6%, 1/1/2001 (b)** ...............   1,000,000   1,024,100

Illinois

Chicago, IL, General Obligation, Series 1995 C,
   6.25%, 10/31/2002 (b) ..................................   3,450,000   3,613,427

Illinois Health Facilities Authority:

   Methodist Medical Center, Series 1998, ETM, 5.5%,
     11/15/2004 (b)** .....................................   1,245,000   1,283,022

   Sherman Hospital Project, Series 1991, ETM,
     6.5%, 8/1/2001 (b)** .................................   1,025,000   1,061,541

Indiana

Indiana Health Facility Finance Authority, Ancilla
   Systems Inc., Series 1992 A, 5.875%, 7/1/2002 (b) ......   1,000,000   1,032,180

Indiana Housing Finance Authority, Single Family Mortgage
   Revenue, Series 1995 C-1, 5.25%, 7/1/2012 (b) ..........     420,000     420,529

Iowa

Cedar Rapids, IA, Hospital Revenue, St. Luke's Hospital:

   Series 1993, ETM, 5.65%, 8/15/2002 (b)** ...............     490,000     505,440

   Series 1993, 5.65%, 8/15/2002 (b) ......................     760,000     781,212

Louisiana

Jefferson Parish, LA, School Board Sales & Use Tax Revenue,
   Series 1986 A, ETM, 7.25%, 2/1/2001** ..................   6,135,000   6,281,627

Louisiana State, General Obligation, Series 1996 A, 6%,
   8/1/2002 (b) ...........................................   1,000,000   1,038,740

Massachusetts

Massachusetts Water Resource Authority, Series 1994 A,
   6%, Prerefunded 8/1/2004, 8/1/2020*** ..................   2,940,000   3,144,065

New England Education Loan Marketing Corporation,
   Massachusetts Student Loan Revenue, Series 1992 D,
   6.2%, 9/1/2000 (b) .....................................   2,000,000   2,030,020

New Jersey

New Jersey Economic Development Authority,
   Series 1999 A, 5.375%, 5/1/2006 (b) ....................   2,000,000   2,063,920

New Jersey State Turnpike Authority, Series 1968 C,
   ETM, 5.2%, 1/1/2008** ..................................   1,220,000   1,236,470

New York

New York City, NY, General Obligation:

   Series 1991 A, 3%, 8/15/2002 (b) .......................   1,000,000     959,350

   Series 1995 D, 6.5%, 2/15/2005 .........................   1,315,000   1,406,208

   Series 1995 B, 6.75%, 8/15/2003 ........................   6,000,000   6,406,860

   Series 1996 A, 6.75%, 8/1/2004 .........................   1,500,000   1,618,980

   Series 1996 I, 6.5%, 3/15/2005 .........................   1,575,000   1,685,770

The accompanying notes are an integral part of the financial statements.

                                       13

                                                       Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

   Series 1997 I, 6.25%, 4/15/2006 .........................   1,000,000   1,063,530

New York State Dormitory Authority, State University
   Educational Facility, Series 1995 A, 6.5%, 5/15/2004 ....   1,000,000   1,064,180

New York State Medical Care Facilities, Finance Agency
   Revenue, Mount Sinai Hospital, Series 1992 C, 5.95%,
   8/15/2009 ...............................................     760,000     781,683

New York State Urban Development Corporation Project,
   Onondaga County Convention Center:

   Series 1995, 6%, 1/1/2004 ...............................   1,445,000   1,503,147

   Series 1995, 6%, 1/1/2005 ...............................   1,535,000   1,601,711

Syracuse, NY, Industrial Development Agency, Pilot
   Revenue, Series 1995, 5.125%, 10/15/2002 ................   1,200,000   1,207,860

North Carolina

North Carolina Municipal Power Agency #1, Catawaba
   Electric Revenue, Series 1992, 5.75%, 1/1/2002 (b) ......   1,150,000   1,179,417

Texas

Austin, TX, Independent School District, General Obligation,
   Series 1991, ETM, 8.125%, 8/1/2001 (b)** ................   1,000,000   1,061,208

Austin, TX, Utility System Revenue:

   Series 1991 A, ETM, 6.3%, 11/15/2001 (b)** ..............     365,000     378,910

   Series 1991 A, 6.3%, 11/15/2001 (b) .....................     635,000     658,451

Ector County, TX, Hospital District Revenue, Series 1997,
   5.5%, 4/15/2003 (b) .....................................   1,000,000   1,023,700

Lower Colorado River Authority, TX:

   Series 1999 F, 6%, 5/15/2007 ............................   1,000,000   1,061,590

   Series 1999 B, 5.5%, 5/15/2008 (b) ......................   1,320,000   1,355,878

Richardson, TX, Hospital Authority, Richardson Medical
   Center:

   Series 1993, 6.5%, Prerefunded, 12/1/2003,
     12/1/2012*** ..........................................     320,000     345,379

   Series 1993, 6.5%, 12/1/2012 ............................     505,000     499,597

Texas Department of Housing & Community Affairs,
   Single-Family Mortgage Revenue, Series 1996 B, 5.5%,
   3/1/2011 (b) ............................................     760,000     766,126

Travis County, TX, Health Services, Series 1999 A, 5.75%,
   11/15/2007 ..............................................   2,000,000   2,082,780

Virgin Islands

Virgin Islands, Public Finance Authority Revenue,
   Series 1998 C, 5.5%, 10/1/2005 ..........................   1,000,000   1,014,860

Washington

Lewis County, WA, Public Utility District 1, Cowlitz Falls
   Hydroelectric Project, Series 1991, 7%, Prerefunded,
   10/1/2001, 10/1/2022*** .................................   1,430,000   1,524,065

The accompanying notes are an integral part of the financial statements.

                                       14

                                                        Principal
                                                         Amount ($)    Value ($)
------------------------------------------------------------------------------------



Washington Public Power Supply System, Nuclear Project #2:

   Series 1990 C, 7.3%, 7/1/2000 .........................   1,300,000   1,323,712

   Series 1991 A, 6.3%, 7/1/2001 .........................   1,000,000   1,028,540

   Series 1992 A, 5.7%, 7/1/2002 .........................   1,550,000   1,593,338

West Virginia

Wayne County, WV, Atlantic Richfield Company Project,
   Series 1981, ETM, 11.75%, 12/1/2001** .................     495,000     564,102

Wisconsin

Milwaukee, WI, Metropolitan Sewer District,
   Series 1990 A, ETM, 6.7%, 10/1/2001** .................   1,000,000   1,042,220

Wisconsin Health and Education Facilities Authority,
   St. Luke's Medical Center, Series 1991, ETM, 6.6%,
   8/15/2001 (b)** .......................................   1,745,000   1,811,746



Total Intermediate-Term Municipal Investments (Cost $80,094,135)       81,511,526
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $81,094,135) (a)             82,511,526
--------------------------------------------------------------------------------



(a) The cost for federal income tax purposes was $81,094,135. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $1,417,391. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,527,184 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $109,793.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $81,094,135)   $ 82,511,526

Cash .................................................        428,797

Receivable for investments sold ......................         75,344

Interest receivable ..................................      1,322,738

Receivable for Fund shares sold ......................         11,746

Other assets .........................................            861
                                                         ------------
Total assets .........................................     84,351,012


Liabilities
--------------------------------------------------------------------------------
Dividends payable ....................................        167,644

Payable for Fund shares redeemed .....................         49,626

Accrued management fee ...............................         29,390

Other accrued expenses ...............................         96,507
                                                         ------------
Total liabilities ....................................        343,167

Net assets, at value .................................   $ 84,007,845


Net Assets
--------------------------------------------------------------------------------
Net assets consist of:

Net unrealized appreciation (depreciation) on:

  Investment securities ..............................      1,417,391

Accumulated net realized gain (loss) .................      (465,483)

Paid-in capital ......................................     83,055,937

Net assets, at value .................................   $ 84,007,845

Net Asset Value
--------------------------------------------------------------------------------

NetAsset Value, offering and redemption price per share ($84,007,845 /
   7,128,968 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ............      $   11.78





The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest .......................................................   $ 2,408,897
                                                                   -----------
Expenses:

Management fee .................................................       291,245

Custodian and accounting fees ..................................        27,235

Services to shareholders .......................................        35,082

Trustees fees and expenses .....................................        19,704

Auditing .......................................................        19,249

Registration fees ..............................................        13,325

Legal ..........................................................         2,186

Reports to shareholders ........................................        15,187

Amortization of organization expense ...........................         1,756

Other ..........................................................         3,428
                                                                   -----------
Total expenses, before expense reductions ......................       428,397

Expense reductions .............................................       (64,232)
                                                                   -----------
Total expenses, after expenses reductions ......................       364,165

Net investment income ..........................................     2,044,732


Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from:

Investments ....................................................      (442,994)

Net unrealized appreciation (depreciation) during the period on:

Investments ....................................................    (1,636,548)

Net gain (loss) on investment transactions .....................    (2,079,542)


Net increase (decrease) in net assets resulting from operations    $   (34,810)



The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                        Six Months
                                      Ended November     Seven Months      Year Ended
Increase (Decrease) in Net               30, 1999       Ended May 31,     October 31,
Assets                                 (Unaudited)          1999              1998
--------------------------------------------------------------------------------------
Operations:

Net investment income ............   $   2,044,732    $   2,869,555    $   5,457,882

Net realized gain (loss) .........        (442,994)         578,402         (139,113)

Net unrealized appreciation
   (depreciation) on investment
   transactions during the period       (1,636,548)      (2,118,666)       1,558,802
                                     -------------    -------------    -------------

Net increase (decrease) in net
   assets resulting from
   operations (34,810) ...........       1,329,291        6,877,571
                                     -------------    -------------    -------------

Distributions to shareholders
   from:

  Net investment income ..........      (2,044,732)      (2,869,555)      (5,457,882)
                                     -------------    -------------    -------------

  Net realized gains .............        (461,778)            --            (57,180)
                                     -------------    -------------    -------------

Fund share transactions:

Proceeds from shares sold ........       7,577,062       20,000,539       68,479,028

Reinvestment of distributions ....       1,286,055        1,255,955        2,328,280

Cost of shares redeemed ..........     (29,617,674)     (41,586,645)     (59,872,051)
                                     -------------    -------------    -------------

Net increase (decrease) in net
   assets from Fund share
   transactions ..................     (20,754,557)     (20,330,151)      10,935,257
                                     -------------    -------------    -------------

Increase (decrease) in net assets      (23,295,877)     (21,870,415)      12,297,766

Net assets at beginning of period      107,303,722      129,174,137      116,876,371

Net assets at end of period ......   $  84,007,845    $ 107,303,722    $ 129,174,137

Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares

Shares outstanding at beginning
   of period .....................       8,870,916       10,536,316        9,639,451
                                     -------------    -------------    -------------

Shares sold ......................         635,472        1,638,556        5,627,934

Shares issued to shareholders in
   reinvestment of distributions .         108,330          102,879          191,473

Shares redeemed ..................      (2,485,750)      (3,406,835)      (4,922,542)
                                     -------------    -------------    -------------

Net increase (decrease) in Fund
   shares ........................      (1,741,948)      (1,665,400)         896,865

Shares outstanding at end of
   period ........................       7,128,968        8,870,916       10,536,316

The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                         1999(a) 1999(b)  1998(c)   1997(c)  1996(c)  1995(c)  1994(d)
-------------------------------------------------------------------------------------
Net asset value,
beginning of period      $12.10   $12.26   $12.12   $11.98   $12.01   $11.67   $12.00
                       --------------------------------------------------------------

Income from investment
operations:

  Net investment income    .25      .29      .50       .52      .53      .56     .38

  Net realized and
  unrealized gain
  (loss) on investment
  transactions            (.25)    (.16)     .15       .16     (.02)     .34    (.33)
                       -------------------------------------------------------------

  Total from
  investment operations     --      .13      .65       .68      .51      .90     .05

Less distributions from:

  Net investment income   (.25)    (.29)    (.50)     (.52)    (.53)    (.56)   (.38)

  Net realized gains
  on investment
  transactions            (.07)      --     (.01)     (.02)    (.01)      --      --
                       -------------------------------------------------------------
  Total distributions     (.32)    (.29)    (.51)     (.54)    (.54)    (.56)   (.38)

Net asset value, end
of period               $11.78   $12.10   $12.26    $12.12   $11.98   $12.01  $11.67
                       -------------------------------------------------------------
Total Return (%) (e)      (.01)**  1.05**   5.37      5.89     4.33     7.94     .44**

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------

Net assets, end of
period ($ millions)         84      107      129       117      124      122      68

Ratio of expenses
before expense
reductions (%)             .88*     .81*     .82       .83      .82      .85    1.29*

Ratio of expenses
after expense
reductions (%)             .75*     .75*     .75       .75      .63      .23      --

Ratio of net
investment income (%)     4.22*    4.06*    4.12      4.32     4.46     4.78    4.84*

Portfolio turnover
rate (%)                  43.4*     5.6*    23.2      17.8     37.7     37.5    36.3*



(a)  For the six months ended November 30, 1999 (Unaudited).

(b) For the seven months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to May 31.

(c)  For the years ended October 31.

(c) For the period February 15, 1994 (commencement of operations) to October 31, 1994.

(e)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)
A. Significant Accounting Policies

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end from October 31 to May 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period.

B. Purchases and Sales of Securities

During the six months ended November 30, 1999, purchases and sales of investments (excluding short-term) aggregated $19,009,967 and $38,680,925, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60%, computed and accrued daily and payable monthly. The Adviser agreed to maintain the Fund's expenses at 0.75% of average daily net assets until September 30, 2000. For the six months ended November 30, 1999, the Adviser did not impose a portion of its fee amounting to $61,748 and the amount imposed aggregated $229,497.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SSC aggregated $18,664 of which $6,128 was unpaid at November 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SFAC aggregated $18,000 of which $6,000 was unpaid at November 30, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999, Trustees' fees and expenses aggregated $19,704.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 1999, the Fund's custodian and transfer agent fees were reduced by $0 and $2,484, respectively under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees

 Lynn S. Birdsong*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President and General Manager, WGBH Educational Foundation

 Dawn-Marie Driscoll
   o Trustee; Executive Fellow, Center for Business Ethics, Bentley College; President, Driscoll Associates

 Peter B. Freeman
   o  Trustee; Corporate Director and Trustee

 George M. Lovejoy, Jr.
   o Trustee; President and Director, Fifty Associates; Chairman Emeritus, Meredith and Grew, Inc.

 Wesley W. Marple, Jr.
   o Trustee; Professor of Business Administration, Northeastern University, College of Business Administration

 Kathryn L. Quirk*
   o  Trustee, Vice President and Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group

 Ashton P. Goodfield*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

 About the Fund's Adviser

 Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

 Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

 Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

 This information must be preceded or accompanied by a current prospectus.

 Portfolio changes should not be considered recommendations for action by individual investors.

 SCUDDER INVESTMENTS (sm)
 [LOGO]

 PO Box 2291
 Boston, MA 02107-2291
 1-800-SCUDDER
 www.scudder.com

 A member of the [LOGO] Zurich Financial
 Service Group